UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number  811-21890

Keystone Mutual Funds
(Exact name of registrant as specified in charter)

7101 West 78th Street, Suite 201, Bloomington, MN 55439
(Address of principal executive offices) (Zip code)

Andrew Wyatt
Cornerstone Capital Management, Inc.
7101 West 78th Street, Suite 201
Bloomington, MN 55439
(Name and address of agent for service)

(952) 224-7071
Registrant's telephone number, including area code

Date of fiscal year end: 6/30/07

Date of reporting period:  6/30/07

Item 1. Report to Stockholders.

August 9, 2007

Dear Shareholders,

It is with great pleasure that we present the first annual report for the Keystone Large Cap Growth Fund. We invite you to take a few minutes to review the results of the fiscal year ended June 30, 2007.

This report includes comparative performance graphs and tables, portfolio commentaries, complete listings of portfolio holdings, and additional fund in formation. We hope you will find this helpful in monitoring your investment portfolio.

Also, through our website, Keystonefunds.com, we provide a quarterly performance fact sheet, the economic outlook as viewed by our senior investment officers, and other information about fund investments and portfolio strategy.

Please contact your financial professional if you have questions about the Keystone Large Cap Growth Fund or contact us at 952-229-8100.

We appreciate your investment with Keystone Funds and look forward to serving your financial needs in the future.

Sincerely,

Andrew S.Wyatt	Thomas G. Kamp
Chairman of the Board	Chief in vestment Officer

Keystone Large Cap Growth Fund

Investment objective: long-term growth of capital

How did the Fund perform for the fiscal year ended June 30, 2007?

The Keystone Large Cap Growth Fund Class A shares returned 22.16% (without taking the sales charge into account) since the fund inception on August 7, 2006 through June 30, 2007. The Fund outperformed its benchmark, the Russell 1000 Growth Index, which returned 21.65% for the same period.

What were the general economic and market conditions during the fiscal year?

Although economic growth slowed in the third quarter of 2006, the overall pace of real activity was strong in the face of near record inflation adjusted prices of crude oil and a sharp decline in home construction. The overall economy, after having slowed to a growth rate of 0.6 percent in the first three months of 2007, grew at an annual rate of 3.4 percent in the April- June period, which averages to a 2 percent growth rate for the first half of the year. Core consumer inflation increased 0.1 percent for the fourth consecutive month in June, pushing the yearly gain down to 1.9 percent in the past year, the lowest inflation since 2004, and just within the Federal Reserve’s unofficial comfort zone.  The last Fed rate increase was June 29, 2006, the Fed first paused on August 6, 2006 and overnight rates have remained unchanged since then.  The financial markets have been volatile in recent months, credit conditions became tighter for some households and businesses, and the housing correction seems ongoing. Despite the economic slowdown, corporate profits continued to generate solid growth and only in March began to dip below a double digit growth rate. The consensus outlook (per the Institutional Brokers’ Estimate System) is for S&P500 operating profit growth to slow to 4.4% in the September quarter before beginning to reaccelerate.

What worked for the Fund and why?

An overweight in Information Technology, one of the best performing sectors in the market during the fiscal period, was the most significant positive contributor to our performance. Within the sector our stock selection was also quite successful. Standouts in this category included MEMC Electronic Materials Inc., Adobe Systems Inc., Apple Inc., Autodesk Inc., Corning Inc., Cisco Systems Inc., and SanDisk Corp. The Fund’s holdings in the Financial sector also contributed to our outperformance with particularly strong contributions from Nymex Holdings Inc. and Endurance Specialty Holdings Ltd.

What did not work for the Fund and why?

The Fund underperformed the benchmark in the Healthcare and Consumer Discretionary sectors. Within the health care sector, an overweight positioinn United Health Group proved detrimental, along with positions in Genentech Inc., Novartis AG, and Osiris Therapeutics Inc. In the Consumer Discretionary sector, Starbucks Corp. and Las Vegas Sands negatively contributed to performance.

What strategic moves were made by the Fund and why?

During the last quarter, we traded more actively than is typical due to heightened levels of market volatility and some fresh ideas that reached attractive entry points. Some of the names we exited included: Best Buy, Starbucks, Wal-Mart, Danaher, EBay, Amgen, and Sallie Mae. Some of the new names included: IntercontinentalExchange Inc., Expeditors International, Kohl’s Corp., Coach Inc., Diageo plc., Celgene, Covance and Fastenal. In our stock selection, we continue to look for companies exhibiting accelerating revenue growth, expanding margins, and attractive valuations.

Must be preceeded or accompanied by a prospectus.

The Russell 1000 Growth Index is an unmanaged index that measures the performance of those Russell 1000 companies with higher price -to-book ratios and higher forecasted growth values. The S&P 500 Index is a broad based unmanaged index of 500 stocks, which is widely recognized as representative of the equity market in general. You cannot invest directly in an index.

Mutual fund investing involves risk; principal loss is possible. Past performance is no guarantee of future performance. The Fund concentrates its investments in a limited number of companies, and an Investment in the Fund is therefore subject to greater risk and volatility than investments in a more diversified portfolio. Growth investing does not guarantee a profit or eliminate risk. The stocks of these companies can have relatively high valuations. Because of these high valuations, ainInvestmentn a growth stock can be more risky than ainInvestmentn a company with more modest growth expectations. The Fund may also purchase foreign securities or use derivatives, which involve additional risks. Please refer to the prospectus for further information concerning the risks of investing in the Fund.

Sector holdings and Fund holdings are subject to change at any time and are not recommendations to buy or sell any security. Please refer to pages 8 and 9 for a complete listing of Fund holdings.

Distributed by Quasar Distributors, LLC (8/07)

Keystone Large Cap Growth Fund – Class A
Growth of a $10,000 Investment

Average Annual Returns June 30, 2007
			Since	Inception
	1 Years	5 Year	Inception	Date

Class A (without sales load	n/a	n/a	n/a	8/7/06
Class A (with sales load	n/a	n/a	n/a	8/7/06

Class C (without sales load)	n/a	n/a	n/a	8/7/06
Class C (with sales load)	n/a	n/a	n/a	8/7/06

Russell 1000 Growth Index	n/a	n/a	n/a	8/7/06

Performance data quoted represents past performance; past performance does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance of the fund may be lower or higher than the performance quoted.  Performance data current to the most recent quarter end may be obtained by calling (866) 596-3863 or visiting www.keystonefunds.com.

At various times, the Fund’s Adviser waived its management fees and/or reimbursed Fund expenses.  Had the adviser not done so, the Fund’s total return would have been lower.

Class A performance has been shown to reflect the maximum sales charge of 4.25%.  Class C performances would reflect the maximum contingent sales charge (CDSC) of 1.00%, terminating on the anniversary date of your purchase of shares.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of the Fund shares.

	Ticker Symbols	June 30, 2007 Net Asset Value per share
Equity A Equity C	KLGAX KLGCX	$30.30 $30.12

Top 10 Holdings June 30, 2007
Rank	Ticker	Security Name	Percentage of Net Assets
1	UHN	United Health Group, Inc.	4.75%
2	GLW	Corning, Inc.	4.20%
3	LVS	Las Vegas Sands Corp.	3.80%
4	QCOM	Qualcomm, Inc.	3.42%
5	CSCO	Cisco Systems, Inc.	3.26%
6	DNA	Genetech, Inc.	3.16%
7	TEVA	Teva Pharmaceutical Industries Ltd. ADR	3.13%
8	WU	The Western Union Company	3.09%
9	AAPL	Apple Computers, Inc.	3.07%
10	SNDK	SanDisk Corp.	2.88%

Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on ainnvestment of $1,000 invested at the beginning of the period and held for the entire period from January 1, 2007 to June 30, 2007.

Actual Expenses

For each class, the first line of the table below provides information about actual account values and actual expenses. You may use the in formation in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

For each class, the second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees.  Therefore, the second line of the table for each class is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.  In addition, if these transaction costs were included, your costs would have been higher.

Expense Examples

			Expenses Paid
	Beginning Account	Ending Account	During Period[1]	Annualized
	Value (1/1/2007)	Value (6/30/2007)	(1/1/2 007 to 6/30/2007)	Expense Ratio
Class A Actual	$1,000.00	$1,0 81.80	$8.64	1.50%
Class A Hypothetical
(5% return before expenses)	$1,000.00	$1,019.87	$8.38	1.50%
Class C Actual	$1,000.00	$1,078.00	$12.65	2.20%
Class C Hypothetical
(5% return before expenses)	$1,000.00	$1,015.50	$12.27	2.20%

1 Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent half- year /365 days ( to reflect  the one- half year period) .

Keystone Mutual Funds
Schedule of Investments

Keystone Large Cap Growth Fund

		June 30, 2007
Security Description	Shares	Value
COMMON STOCKS – 98.3%

Consumer Merchandising – 14.1%
CarMax, Inc.*	19,156	488,478
Coach Inc.*	10,020	474,848
Dick’s Sporting Goods Inc.*	17,018	989,937
The Walt Disney Company	44,884	1,532,340
J.C. Penney Company, Inc.	17,804	1,288,654
Kohl’s Corporation*	10,395	738,357
Las Vegas Sands Corp.*	27,360	3,131,827
Nordstorm Inc.	10,395	1,398,643
Target Corporation	25,259	1,606,473
		11,649,557
Consumer Staples – 4.7%
Colgate-Palmolive Company	35,651	2,311,968
Diageo plc ADR	4,686	390,391
Procter & Gamble Company	19,105	1,169,035
		3,871,394
Energy – 4.8%
Apache Corp.	21,162	1,726,608
Sunoco, Inc.	28,288	2,253,988
		3,980,596
Financial Institutions – 7.4%
Endurance Specialty Holdings Ltd.^	47,441	1,899,538
First Marblehead Corporation	14,857	574,075
Goldman Sachs Group, Inc.	3,620	784,635
IntercontinentalExchange, Inc.*	4,160	615,056
Nothern Trust Corporation	17,217	1,106,020
UBS AG^	18,388	1,103,464
		6,082,788
Health Care Products – 11.0%
Celgene Corporation*	13,936	798,951
Covance Inc.*	12,120	830,947
Genetech, Inc.*	34,450	2,606,487
Gilead Sciences Inc.*	58,915	2,284,135
Teva Pharmaceuticals Industries Ltd. ADR	62,466	2,576,723
		9,097,243

Health Care Services – 4.8%
United Health Group Inc.	76,590	3,916,813

Health Care Technology – 2.1%
Medtronic, Inc.	33,295	1,726,679

The accompanying Notes to Financial Statements are an integral part of these statements.

Security Description	Shares	Value

Industrials – 15.4%
3M Co.	24,374	2,115,420
The Boeing Company	21,545	2,071,767
Caterpillar, Inc.	10,099	790,752
Deere & Co.	10,421	1,258,232
Expeditors International of Washington, Inc.	19,552	807,498
Fastenal Company	47,044	1,969,262
General Electric Company	24,827	950,378
Joy Global Inc.	8,571	499,947
Textroinnc.	20,189	2,223,011
		12,686,267
Materials – 2.0%
Archer Daniels Midland Company	50,244	1,662,574

Technology Services – 20.4%
Apple Computer, Inc.*	20,698	2,525,984
Corning, Inc.*	135,512	3,462,332
Google, Inc.*	3,681	1,926,562
JDS Uniphase Corporation*	89,192	1,197,849
MEMC Electronic Materials, Inc.*	37,830	2,312,170
Qualcomm, Inc.	64,985	2,819,699
The Western Union Company	122,344	2,548,426
		16,793,022
Technology Software – 11.6%
Adobe Systems, Inc.*	15,594	626,099
Audodesk, Inc.*	8,610	405,359
Cisco Systems, Inc.*	96,460	2,686,411
Intel Corporation	99,551	2,365,332
Oracle Corporation	53,334	1,051,213
SanDisk Corp.*	48,566	2,376,820
		9,511,234
TOTAL COMMON STOCKS (Cost $78,157,228)		80,978,167

SHORT TERM INVESTMENTS – 2.8%
AIM STIT-STIC Prime Portfolio	2,319,477	2,319,477
TOTAL SHORT TERM INVESTMENTS (Cost $2,319,477)		2,319,477

Total Investments (Cost $80,476,705) – 101.1%		83,297,644
Liabilities in Excess of Other Assets – (1.1)%		(895,062)
TOTAL NET ASSETS – 100.0%		$82,402,582

ADR	American Depository Receipt
*	Non-income Producing Security
^	Foreign issued Security, denominated in US Dollars

The accompanying Notes to Financial Statements are an integral part of these statements.

Keystone Mutual Funds
Statement of Assets & Liabilities

Keystone Large Cap Growth Fund

June 30,2007
ASSETS
Investments, at cost	$80,476,705
Investments, at value	$83,297,644
Receivable from investments sold	3,603,816
Dividend receivable	45,452
Interest receivable	12,330
Receivable for Fund shares sold	353,234
Other assets	53,368
Total Assets	87,365,844
LIABILITIES
Payable for investments purchased	4,856,529
Payable for Fund shares redeemed	312
Investment advisory fees payable	7,505
Administration fee payable	8,217
Rule 12 b-1 fees payable	40,049
Accrued expenses and other liabilities	50,650
Total Liabilities	4,963,262
Net Assets	$82,402,582
NET ASSETS CONSIST OF:
Paid in capital	$75,686,276
Accumulated net realized gain	3,895,367
Net unrealized appreciation on investments	2,820,939
Net Assets	$82,402,582
CLASS A SHARES (unlimited shares authorized)
Net assets	$82,240,151
Shares issued and outstanding	2,714,337
Net asset value, redemption price and minimum
offering price per share	$30.30
Maximum offering price per share ($30.3 0/0.9575)	$31.64
CLASS C SHARES (unlimited shares authorized)
Net assets	$162,431
Shares issued and outstanding	5,392
Net asset value, redemption price and offering
price per share	$30.12

The accompanying Notes to Financial Statements are an integral part of these statements.

Keystone Mutual Funds
Statement of Operations

Keystone Large Cap Growth Fund

For the Period Ended June 30, 2007(1)
INVESTMENT INCOME
Dividend income (net of taxes withheld of $16,597)	$330,560
Interest income	40,058
Total Investment Income	370,618

EXPENSES
Investment advisory fees (Note 3)	274,806
Legal fees	230,149
Administration fees	46,617
Transfer agent fees and expenses	43,146
Portfolio accounting fees	41,279
Printing and postage expenses	32,998
Registration fees	32,986
Audit and tax fees	28,002
Insurance Fees	27,769
Custody fees	16,438
Trustees’ fees and expenses	15,007
12b-1 fees - Class A	117,652
12b-1 fees - Class C	407
Other	2,869
Total Expenses	910,125
Less waivers and reimbursements by adviser	(320,992)
Net Expenses	589,133
Net Investment Loss	(218,515)
REALIZED AND UNREALIZED GAIN OINNVESTMENTS
Net realized gain on investments	4,454,244
Net change in unrealized appreciation on investments	2,820,939
Net Realized and Unrealized Gain on investments	7,275,183
Change in Net Assets Resulting from Operations	$7,056,668

(1)	Reflects operations for the period from August 7, 2006 (commencement of operations) to June 30, 2007.

The accompanying Notes to Financial Statements are an integral part of these statements.

Keystone Mutual Funds
Statement of Changes in Net Assets

Keystone Large Cap Growth Fund

For the Period Ended June 30, 2007(1)
OPERATIONS
Net investment loss	$(218,515)
Net realized gain on investments	4,454,244
Net change in unrealized appreciation on investments	2,820,939
Change in Net Assets Resulting from Operations	7,056,668
DISTRIBUTIONS TO CLASS A SHAREHOLDERS
Distributions from net realized gain on investments	(340,332)
DISTRIBUTIONS TO CLASS C SHAREHOLDERS
Distributions from net realized gain on investments	(9)
Total Distributions	(340,341)
CAPITAL SHARE TRANSACTIONS
Proceeds from shareholder purchases	49,044,917
Proceeds from in-kind transfers	29,154,377
Dividend reinvestments	340,341
Payments for redemptions	(3,353,359)
Change in Net Assets from Capital Share Transactions	75,186,276
Change in Net Assets	$81,902,603
Net Assets, Beginning of Period	$499,979
Net Assets, End of Period	$82,402,582
Undistributed Net Investment Loss	$—

(1)	Reflects operations for the period from August 7, 2006 (commencement of operations) to June 30, 2007.

The accompanying Notes to Financial Statements are an integral part of these statements.

Keystone Mutual Funds
Financial Highlights

Keystone Large Cap Growth Fund — Class A

For the Period Ended Jun e 30,2007(1)
Net Asset Value, Beginning of Period	$25.00

Net investment loss(2)	(0.14)
Net realized and unrealized gain on investments	5.66
Total from Investment Operations	5.52

Distributions from net realized gain	(0.22)
Total Distributions	(0.22)

Net Asset Value, End of Period	$30.30

Total return(3)	22.16%

SUPPLEMENTAL DATA AND RATIOS
Net assets, end of period	$82,240,151
Ratio of expenses to average net assets:
Before expense waivers and reimbursements(4)	2.32%
After expense waivers and reimbursements(4)	1.50%
Ratio of net investment loss to average net assets:
Before expense waivers and reimbursements(4)	(1.37)%
After expense waivers and reimbursements(4)	(0.55)%
Portfolio turnover rate(3)(5)	157%

(1)	Reflects operations for the period from August 7, 2006 (commencement of operations) to June 30, 2007.
(2)	Calculated using average shares outstanding method.
(3)	Not annualized.
(4)	Annualized.
(5)	Portfolio turnover is calculated on the basis of the Funds as a whole without distinguishing between the classes of shares issued.

The accompanying Notes to Financial Statements are an integral part of these statements.

Keystone Mutual Funds
Financial Highlights

Keystone Large Cap Growth Fund — Class C

For the Period Ended June 30 , 200 7(1)
Net Asset Value, Beginning of Period	$25.00

Net investment loss(2)	(0.35)
Net realized and unrealized gain on investments	5.69
Total from Investment Operations	5.34

Distributions from net realized gain	(0.22)
Total Distributions	(0.22)

Net Asset Value, End of Period	$30.12

Total return(3)	21.44%

SUPPLEMENTAL DATA AND RATIOS
Net assets, end of period	$162,431
Ratio of expenses to average net assets:
Before expense waivers and reimbursements(4)	3.02%
After expense waivers and reimbursements(4)	2.20%
Ratio of net investment loss to average net assets:
Before expense waivers and reimbursements(4)	(2.07)%
After expense waivers and reimbursements(4)	(1.25)%
Portfolio turnover rate(3)(5)	517%

(1)	Reflects operations for the period from August ,7 2006 (commencement of operations) to June 30, 2007.
(2)	Calculated using average shares out standing method.
(3)	Not annualized.
(4)	Annualized.
(5)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

The accompanying Notes to Financial Statements are an integral part of these statements.

Notes to Financial Statements
JUNE 30, 2007

1.	ORGANIZATION
The Keystone Large Cap Growth Fund (the Fund) is a Delaware trust registered under the Investment Company Act of 1940 (as amended) as an open-end management investment company. The Fund is a series of Keystone Mutual Funds and has unlimited authorized shares of beneficial interest. The investment objective for the Fund is long-term growth of capital.

The Fund offers two classes of shares, Class A and Class C. Class A shares are subject to a 4.25% front-end sale s charge. Class C shares have no sales charge, but are subject to a 1% contingent deferred sales charge if redeemed within one year. Class C shares do not convert to Class A shares of the Fund.

2.	SIGNIFICANT ACCOUNTING POLICIES
The following is a summary of significant accounting policies consistently followed by the Fund in preparation of its financial statements. These policies are in conformity with U.S. generally accepted accounting principles (i.e., GAAP).

a)  Investment Valuation
Securities listed on the NASDAQ National Market are valued at the NASDAQ Official Closing Price (“NOCP”).  Other securities traded on a national securities exchange are valued at the last sales price on the exchange where primarily traded. Exchange-traded securities for which there were no transactions that day are valued at the latest bid prices. Securities traded on only over-the-counter markets other than NASDAQ are valued at the latest bid prices. Debt securities (other than short-term obligations) are valued at prices furnished by a pricing service, subject to review by the Fund’s Adviser.  Short-term obligations (maturing within 60 days) are valued on an amortized cost basis, which approximates market value. Securities for which quotations are not readily available and other assets are valued at a fair value as determined in good faith by the Adviser under the supervision of the Board of Trustees (the “Board”).

Securities not currently traded or those for which the NOCP, last sales price or bid price, as the case may be, is deemed unreliable are valued at fair value as determined in good faith under procedures approved by the Board.  If an event occurs that will affect the value of the Fund’s portfolio securities before the NAV has been calculated, the security will generally be priced using a fair value procedure. The Board has adopted specific procedures for valuing portfolio securities and delegated the responsibility of fair value determinations to a Valuation Committee.  Some of the factors that may be considered by the Valuation Committee in determining fair value are fundamental analytical data relating to the investment; the nature and duration of any restriction on the disposition; trading in similar securities of the same issuer or comparable companies; information from broker-dealers; and an evaluation of the forces that influence the market in which the securities are purchased or sold.  For the period ended June 30, 2007, the Fund had no fair valued securities.

b)  Federal Income Taxes
The Fund’s policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to shareholders. Therefore, no income tax provisioins required. Also, in order to avoid the payment of any federal excise taxes, the Fund will distribute substantially all of its net Investment income and net realized gains on the calendar year basis.

The differences between book-basis and tax-basis unrealized appreciation (depreciation) are primarily due to the tax deferral of losses on wash sales.  The following informatioins provided on a tax basis:

Cost of investments	$80,483,567

Gross unrealized appreciation	$4,432,094
Gross unrealized depreciation	(1,618,017)
Net unrealized appreciation (depreciation)	$2,814,077

Undistributed ordinary income	$3,902,229
Undistributed long-term capital gains	—
Total distributable earnings	$3,902,229

Other accumulated gains (losses)	$—
Total accumulated earnings (losses)	$6,716,306

c)  Distributions to Shareholders
The Fund declares and distributes dividends from its net Investment income on a quarterly basis and declares and distributes any net capital gain realized by the Fund at least on an annual basis.  Distributions from net realized gains for book purposes may include short-term capital gains.  All short- term capital gains are included in ordinary income for tax purposes.  Distributions to share holders are recorded on the ex-dividend date. The Fund may also pay a special distribution at the end of the calendar year to comply with federal tax requirements. These distributions are paid in additional Fund shares unless the shareholder elects in writing to receive distributions in cash.

The character of distributions made during the period from net Investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes.  In addition, due to the timing of dividend distributions, the fiscal period in which the amounts are distributed may differ from the period that income or realized gains (losses) were recorded by the Fund. The tax character of distributions paid during the period ended June 30, 2007, was:

	Ordinary	Long-term
	Income*	Capital Gains
Keystone Large Cap Growth Fund	$340,341	$—

*      Amount includes net Investment income and short-term capital gains.

d)  Expenses
The Fund is charged for those expenses that are directly attributable to it, such as investment advisory and custody fees. Expense s that are not directly attributable to any class of shares of the Fund are allocated between Class A and C on the basis of each class’ relative assets.  Fees paid under the Fund’s shareholder servicing plan (the “Plan”) are borne by the specific class of shares of the Fund to which the Plan applies.

e)  Use of Estimates in the Preparation of Financial Statements
The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reported period.  Actual results could differ from those estimates.

f)  Reclassification of Capital Accounts
GAAP requires that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications have no effect on the total amount of net assets or net asset value per share. The adjustments are due to certain permanent book and tax differences.

	Accumulated Net Realized Gain oinnvestments	Undistributed Net Investment Income
Keystone Large Cap Growth Fund	$(218,536)	$218,536

g)  Security Transactions and Investment Income
For financial reporting purposes, investment transactions are accounted for on the trade date. The Fund determines the gain or loss realized from investment transactions using a specific identification method.

Income Recognition – Interest income is accrued as earned.  Dividend income is recorded on the ex-dividend date. Income and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets. All discounts and premiums are amortized on the effective interest method for tax and financial reporting purposes.

3.	INVESTMENT ADVISORY AND OTHER AGREEMENTS WITH RELATED PARTIES
The Fund has entered into an investment advisory agreement with Cornerstone Capital Management, Inc. (the “Adviser”) under which the Adviser manages the Fund’s assets and provides research, statistical, and advisory services, and pays related office rental, executive expenses, and executive salaries.  The fee for investment services is based on the average daily net assets of the Fund at the annual rate of 0.70%.

The Adviser has contractually limited total expenses to 1.50% of average daily net assets for Class A shareholders and 2.20% of average daily net assets for Class C shareholders through October 31, 2008. The Adviser may extend the limitations at its discretion and may terminate the arrangement at any time after October 31, 2008.  Under this arrangement, any reductioinn advisory fees or payment of expenses made by the Adviser may be reimbursed by the Fund in subsequent fiscal years if the Adviser so requests. This reimbursement may be requested if the aggregate amount actually paid by the Fund toward operating expenses for such fiscal year (taking into account the reimbursement) does not exceed the applicable limitations of the Fund expenses. The Adviser is permitted to be reimbursed for the fee reductions and/or expense payments made in the prior three fiscal years. Any such reimbursement will be reviewed and approved by the Board.  In addition, any such reimbursement from the Fund to the Adviser will be subject to the applicable limitation on the Fund expenses.  During the fiscal period from August 7, 2006 (commencement of operations) to June 30, 2007, the Adviser voluntarily reimbursed certain operating expenses of the Fund in the amount of $320,992.  This entire amount is subject to potential recovery by the Adviser by June 30, 2010, subject to Board approval.

The Fund has entered into o a Rule 12b-1 distribution agreement with Quasar Distributors, LLC (Quasar).  Class A shareholders pay Rule 12b-1 fees to Quasar at the annual rate of 0.30% of average daily net assets and Class C shareholders pay fees at the annual rate of 1.00%.  For the period from August 7, 2006 (commencement of operations) to June 30, 2007, 12b-1 distribution expenses of $117,652 and $407 were paid by Class A and Class C shares, respectively.  The fees are paid to Quasar for distribution-related expenses and activities in connection with the distribution of the Fund’s shares.

The Fund bears certain other operating expenses, including brokerage and commission expenses; interest charges on borrowings; fees and expenses of legal counsel and independent registered public accounting firm; the Fund’s organizational and offering expenses, whether or not advanced by the Adviser; compensation of the Fund’s officers and directors; registration fees; printing and shareholder report expenses; custodian fees; transfer agent fees; and other miscellaneous expenses.

There were no sales charges retained from the sale of Class A shares for the period from August 7, 2006 (commencement of operations) to June 30, 2007. The Adviser received contingent deferred sales charges from the redemption of Class C shares of $73 for the period from August 7, 2006 (commencement of operations) to June 30, 2007.  Sales charges are not an expense of the Fund and are not included in the financial statements of the Fund.

4.	CAPITAL SHARE TRANSACTIONS
Transactions of shares of the Fund were as follows:

The Keystone Large Cap Growth Fund – Class A Shares

		For the
		Period Ended
		June 30, 2007(1)
	Amount	Shares
Shares sold	$48,881,613	1,678,482
Shares issued through in -kind transfer	29,154,377	1,117,605
Shares issued through dividend reinvestment	340,332	12,103
Shares redeemed	(3,345,976)	(113,853)
Net Increase	$75,030,34 6	2,694,337

The Keystone Large Cap Growth Fund – Class C Shares

		For the
		Period Ended
		June 30, 2007(1)
	Amount	Shares
Shares sold	$163,304	5,648
Shares issued through dividend reinvestment	9	1
Shares redeemed	(7,383)	(257)
Net Increase	$155,930	5,392

(1)      Reflects operations for the period from August 7, 2006 (commencement of operations) to June 30, 2007.

In accordance with its prospectus, the Fund may issue shares on the basis of an in-kind transfer of investment securities.  Such investments contributed during the period ended June 30, 2007 were valued and received at market value.

5.	INVESTMENT TRANSACTIONS
The aggregate purchases and sales of securities, excluding short-term investments for the Fund, for the period ended June 30, 2007 were $116,674,694 and $72,126,087, respectively.  There were no purchases and sales of U.S. government securities for the Fund during this period.

6.	GUARANTEES AND INDEMNIFICATIONS
In the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims against the Fund that have not yet occurred.  Based on experience, the Fund expects the risk of loss to be remote.

7.	NEW ACCOUNTING PRONOUNCEMENTS
In September 2006, the Financial Accounting Standards Board (“FASB”) issued Statement on Financial Accounting Standards (SFAS) No. 157,“FairValue Measurements.”  This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. The changes to current generally accepted accounting principles from the application of this statement relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements.  As of June 30, 2007, the Fund does not believe the adoption of SFAS No. 157 will impact the amounts reported in the financial statements; however, additional disclosures will be required regarding the inputs used to develop the measurements of fair value and the effect of certain of the measurements reported in the Statement of Operations for a fiscal period.

On July 13, 2006, the Financial Accounting Standards Board (FASB) released FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (FIN 48).  FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements.  FIN 48 requires the evaluation of tax positions taken or expected to be take in the course of preparing the Funds’ tax returns to determine whether the tax positions are “more likely than not” of being sustained by the applicable tax authority. A tax position that meets the more likely than not threshold is measured to determine the amount of benefit or expense to recognize in the financial statements.  Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. As a result, the Fund will incorporate FIN 48 in its semi-annual report dated December 31, 2007.At this time, management is evaluating the implications of FIN 48 and whether it will have any impact on the Funds’ financial statements.

Additional Information (Unaudited)
PROXY VOTING

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities owned by the Fund and information regarding how the Fund voted proxies relating to the portfolio of securities during the period ended June 30, 2007 is available to stockholders (i) without charge, upon request by calling the Fund at (866) 596-3863; and (ii) on the SEC’s Web site at www.sec.gov.

AVAILABILITY OF QUARTERLY
PORTFOLIO HOLDINGS

The Fund files a complete schedule of portfolio holdings for the first and third quarters of each fiscal year with the SEC on Form N-Q. The Form N-Q will be avail able to stockholders (i) without charge, upon request by calling the Fund at (866) 596-3863; (ii) on the SEC’s Web site at www.sec.gov; and (iii) at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

TAX INFORMATION

The Fund designates 8% of its ordinary income distribution for the period from August 7, 2006 (commencement of operations) to June 30, 2007 as qualified dividend income under the Jobs and Growth Tax Relief Reconciliation Act of 2003.

For the period from August 7, 2006 (commencement of operations) to June 30, 2007, 6% of the dividends paid from net ordinary income qualify for the dividends received deduction available to corporate shareholders.

CHANGE IN AUDITOR

On May 17, 2007, the Fund’s Audit Committee and the Board of Trustees replaced KPMG LLP as the Fund’s independent auditor, by appointing Ernst & Young LLP for the fiscal period ending June 30, 2007. KPMG LLP has not issued an opinion for the Fund during the period from August 7, 2006 (commencement of operations) through June 30, 2007. There were no disagreements with KPMG LLP on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures.  Additionally, there were no “reportable events” of the kind described in Item 304(a)(1)(v) of Regulation S-K under the Securities Exchange Act of 1934, as amended.

BOARD APPROVAL OF
ADVISORY CONTRACT AND FEES

The Fund’s Board of Trustees, including a majority of the independent trustees, has the responsibility to approve the Investment Advisory Agreement between the Trust, on behalf of the Fund, and the Fund’s Investment adviser, Cornerstone Capital Management, Inc.(“Cornerstone”).  Each year, typically in May, the Board of Trustees will vote on the renewal of the Fund’s Investment Advisory Agreement pursuant to which Cornerstone acts as investment adviser of the Fund. The Board reapproved the Fund’s Investment Advisory Agreement on May 17, 2007.

The Fund’s Board of Trustees receive a wide variety of materials and information throughout the year about the Fund’s investment performance, adherence to it s stated investment objective and strategies, expenses, sales and redemptions, regulatory compliance, and management.  The trustees meet quarterly with the Fund’s portfolio manager and other analysts. The trustees also receive frequent updates on industry developments and best practices.

At the Board meeting on May 17, 2007, the trustees also evaluated other information, including a report on Cornerstone’s organization and current staffing, a report on brokerage allocation practices and related soft dollar arrangements, assurances that all disclosures relating to each Class and Cornerstone in the Fund’s registration statement and other reports are complete and accurate, and assurance that the Fund and Cornerstone are operating in compliance with applicable law.  The trustees reviewed the terms of the Advisory Agreement and a memorandum from Fund counsel outlining their legal duties and responsibilities as trustees in connection with this annual review.

In their deliberations, the trustees did not identify any particular information that was all-important or controlling, and each trustee may have attributed different weights to the various factors. The trustees evaluated all information available to them.
The material factors and conclusions that formed the basis for the trustees’ continuation of the Investment Advisory Agreement (including the appropriateness of the advisory fees payable thereunder) were separately discussed by the trustees. The trustees determined that the overall arrangements between the Fund and Cornerstone are fair and reasonable in light of the services performed, expenses incurred, and such other matters as the trustees considered relevant in the exercise of their reasonable judgment.

Management Fee and Other Expenses

In preparation for the meeting on May 17, 2007, the trustees evaluated extensive materials, including a report prepared by the Fund’s administrator containing comparisons of the Fund’s total expenses, advisory fees, accounting fees, custodian fees, transfer agent fees, administration fees, and 12b-1fees, with industry data from Lipper Analytical Services (“Lipper”).  For comparison purposes, Lipper data concerning the category “Large Cap Growth Funds” with from 0-$250 million in assets was used. The Lipper information indicated that the Fund’s investment advisory fee of .70% was lower than the both the average and median Lipper category investment advisory fees. The Lipper information also indicated, with respect to both Class A and Class C, that total expenses were slightly higher than peer group averages but that the Fund’s Class A portfolio size was somewhat smaller and the Fund’s Class C portfolio size was substantially smaller than the average fund size in their peer groups.

Fees Charged to Other Advisory Clients of Cornerstone

The trustees evaluated the advisory fees charged by Cornerstone for advisory clients other than the Fund.  The standard client advisory fee schedule begins at 1.00% of assets under management and has breakpoints at higher asset levels, whereas the Fund’s advisory fees is .70% of assets and contains no breakpoints.  This results, at current asset levels, in a higher advisory fee than would be charged under the standard client arrangement.  The trustees noted, however, that many additional services are provided (and costs are incurred) by Cornerstone in managing the Fund.  For example, Cornerstone provides the Fund with office space, facilities, equipment, administrative and other services (exclusive of, and in addition to, any such services provided by other service providers to the Fund), and executive and other personnel as are necessary for it s operations, including the Fund’s president, treasurer, and chief compliance officer.  Cornerstone also coordinates the Fund’s external vendors and pays all of the compensation of trustees, officers, and employees of the Fund. The trustees believe that the additional services provided to the Fund justify higher fees than those paid by non-fund clients of Cornerstone. The trustees noted that as the Fund grows, breakpoints similar to those offered to advisory clients of Cornerstone will be considered.

Costs of Services Provided and Profitability to Cornerstone

The trustees received and evaluated a report on Cornerstone’s profitability in managing the Fund.  Such report indicated the Fund was not yet profitable for Cornerstone.

Investment Results

At each quarterly meeting, the trustees review a report prepared by Cornerstone with both Lipper and Russell index information comparing each Class’s investment performance to such indexes.  Based on this information and quarterly interviews with the Fund’s portfolio manager, the trustees believe that Cornerstone manages the Fund in a manner that is materially consistent with its stated objective and style.

The trustees noted that when considering the Fund’s performance since inception through 2/28/07, both Classes of the Fund have outperformed the Russell 1000 Growth index.

Based upon the foregoing information, the trustees concluded that Cornerstone is producing superior investment results for the Fund consistent with its stated objective and policies.

Ancillary Benefits to Cornerstone

The trustees also considered that Cornerstone benefits from certain soft-dollar arrangements and that a relatively high percentage of Fund commissions were being used for soft dollar purposes.  The trustees noted that such percentage, however, was approximately equivalent to the percentage of non-Fund commissions that were being used for soft dollar purposes and that both percentages would decrease as Fund and Cornerstone assets increased. The trustees noted that Cornerstone’s profitability would be lower if it had to pay for these benefits out of its own assets.  The trustees reviewed information regarding Cornerstone’s trading practices and brokerage allocation policies, including its policies with respect to soft dollar arrangements. The trustees noted that Cornerstone has represented to them that all of its soft dollar arrangements will be consistent with applicable legal requirements, including seeking best execution.

The trustees also recognized that Cornerstone may derive reputational and other benefits from its association with the Fund.

Nature, Extent and Quality of Services Provided by Cornerstone

In addition to it s provision of investment management services, Cornerstone also provides the Fund with office space, administrative and other services (exclusive of, and in addition to , any such services provided by other services providers to the Fund) and officers and personnel as are necessary f o r its operations. Cornerstone pays all of the compensation of trustees, officers, and employees of the Fund.  The Board considered such services as well as the quality of Cornerstone’s resources that are used by the Fund. The Board examined the experience and professional qualifications of Cornerstone’s personnel and the size and functions of its staff. The Board has met with the Fund’s portfolio manager and various analysts at each quarterly meeting.

The trustees considered the quality and increasing scope of services provided by Cornerstone under the Investment Advisory Agreement and concluded that Cornerstone has provided commendable executive and administrative management and other services during and prior to the last year.

Conflicts of Interest

The trustees noted that Cornerstone has represented that it has no arrangements to share its Fund-related revenues with any third parties or service providers, although it may from time to time make payments related to distribution out of it s own resources consistent with its public disclosures. The trustees noted that Cornerstone has represented that it receives no compensation in any form from any Fund service provider.

After considering all of these factors, the trustees decided that the overall arrangements between the Fund and Cornerstone as provided in the Investment Advisory Agreement are fair and reasonable in light of the services to be performed, expenses to be incurred, and such other matters as the trustees considered relevant in the exercise of their reasonable judgment.  After full consideration of these and other factors, the Board of Trustees, including a majority of the independent trustees, approved the renewal of the Investment Advisory Agreement.

Report of Independent Registered Public
Accounting Firm

The Board of Trustees and Shareholders of
Keystone Large Cap Growth Fund

We have audited the accompanying statement of assets and liabilities of Keystone Large Cap Growth Fund (the Fund), including the schedule of investments, as of June 30, 2007, and the related statements of operations, changes in net assets and financial highlights for the period from August 7, 2006 (Commencement of Operations) to June 30, 2007. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  We were not engaged to perform an audit of the Fund’s internal control over financial reporting.  Our audit included considerations of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting.  Accordingly, we express no such opinion.  An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation.  Our procedures included confirmation of securities owned as of June 30, 2007, by correspondence with the custodian and brokers. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Keystone Large Cap Growth Fund at June 30, 2007, the results of its operations, changes in its net assets and its financial highlights for the period from August 7, 2006 (commencement of operations) to June 30, 2007, in conformity with U.S. generally accepted accounting principles.

Minneapolis, Minnesota
August 21, 2007

Trustees and Officers
Keystone Mutual Funds

Name, Address and Date of Birth	Positions	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Complex Overseen By Trustee	Other Directorships Held by Director
INDEPENDENT TRUSTEES:

John H. Grunewald 7101 West 78th Street Suite 201 Bloomington, MN 22439 Born 1936	Trustee	Indefinite, until successor elected Since Inception	Retired	1	Director, Nash Finch Company; Director, Renaissance Learning, Inc.; Director, Restaurant Technologies, Inc.
Daniel R. Luthringshauser 7101 West 78th Street Suite 201 Bloomington, MN 55439 Born 1935	Trustee	Indefinite, until successor elected Since Inception	Principal and Senior Executive, DRL International, 1998-Present	1	None
Clifford L. Olson 7101 West 78th Street Suite 201 Bloomington, MN 55439 Born 1946	Trustee	Indefinite, until successor elected Since May 2007	President, Cason Group, Inc. 1993-Present	1	Chairman and Manager, Casson Imports, LLC; Chairman and Director, Nation Carpet Equipment, Inc.,; CEO and Director, CAN Investments, LLC
INTERESTED TRUSTEES:
Andrew S. Wyatt 7101 West 78th Street Suite 201 Bloomington, MN 55439 Born 1961	Trustee, President	Indefinite, until successor elected Since Inception	Chief Executive Officer, Cornerstone Capital Management, Inc. 1993-Present	1	None
OFFICERS:
Thomas Kamp 7101 West 78th Street Suite 201 Bloomington, MN 55439 Born 1961	Vice President, Investments	Indefinite, until successor elected Since Inception	Chief Investment Officer, Cornerstone Capital Management, Inc., 2006-Present	n/a	n/a
Michael P. Eckert 7101 West 78th Street Suite 201 Bloomington, MN 55439 Born 1955	Chief Compliance Officer, Treasurer, AML Officer	Indefinite, until successor elected Since Inception	Senior Vice President, Cornerstone Capital Management, Inc. 2005-Present Vice President, Sit Investment Associates, Inc., 1989-2005	n/a	n/a

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer.  The registrant has not made any amendments to its code of ethics during the period covered by this report.  The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.  A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s board of trustees has determined that there is at least one audit committee financial expert serving on its audit committee.  John Grunewald is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the period from commencement of operations until 6/30/07 (the “Reporting Period”).  “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.  There were no “Other services” provided by the principle accountant.  The following table details the aggregate fees billed or expected to be billed for the Reporting Period for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

Reporting Period
Audit Fees	$20,000.00
Audit-Related Fees
Tax Fees	$ 3,300.00
All Other Fees

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.  All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

The registrant’s accountant billed no non-audit fees to the registrant or its investment adviser during the Reporting Period.

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Schedule of Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant has no such procedures.

Item 11. Controls and Procedures.

(a)
The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the four-month period from March 1, 2007 to June 30, 2007 that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)   Keystone Mutual Funds

By (Signature and Title)   /s/ Andrew S. Wyatt
Andrew S. Wyatt, President

Date   August 27, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)   /s/ Andrew S. Wyatt
Andrew S. Wyatt, President

Date   August 27, 2007

By (Signature and Title)   /s/ Michael P. Eckert
Michael P. Eckert, Treasurer

Date   August 27, 2007